Rule 497(k)

File No. 333-263619

Summary Prospectus Volatility Premium Plus ETF Trading Symbol: ZVOL CBOE BZX Exchange, Inc. October 27, 2025 www.volatilityshares.com

Before you invest, you may want to review the Volatility Premium Plus ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 27, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.volatilityshares.com/zvol. You can also get this information at no cost by calling at (866) 261-0273 or by sending an email request to contact@volatilityshares.com.

Investment Objective

The Fund seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.10%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

 Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$149	$461	$797	$1,745

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal period ended February 28, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing its assets in short positions on futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”) (“VIX Futures Contracts”), other “Financial Instruments” (instruments whose value is derived from the value of an underlying asset, rate or benchmark and include futures contracts, options transactions, swap agreements and forward contracts), other exchange-traded funds registered under the Investment Company Act of 1940 (the “1940 Act”) (“ETFs”), exchange-traded investment products not registered under the 1940 Act (“ETPs”), and Collateral Investments, which are described below.

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”) to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes) to VIX Futures Contracts. The Fund is classified as a “non-diversified company” under the 1940 Act. Volatility Shares LLC (the “Adviser” or “Volatility Shares”) serves as investment adviser to the Fund.

The Fund will invest in VIX Futures Contracts indirectly via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Under normal market conditions, the Subsidiary’s portfolio will comprise short positions on fourth-, fifth-, sixth- and seventh-month VIX Futures Contracts. The number and type of these contracts will naturally change as the Fund rolls its short positions in such contracts. If the VIX Futures term structure is in contango (where the price of longer dated VIX Futures Contracts is higher than the price of shorter dated VIX Futures Contracts), the Fund benefits from rolling its short positions to new VIX Futures Contracts as the existing VIX Futures Contracts approach expiration. When the Fund closes out its short position in the expiring VIX Futures Contract and opens a new short position in the next VIX Futures Contract, the price difference (if the new contract is more expensive) results in a gain (i.e., selling futures at a higher price and buying futures back at a lower price). This gain is commonly referred to as volatility premium or roll yield (“Volatility Premium”). The Fund intends to distribute these premiums, if any, by declaring and paying a monthly dividend.

The VIX is a non-investable index that measures the implied volatility of the S&P 500 Index (the “S&P 500”). For these purposes, “implied volatility” is a measure of the expected volatility (i.e., the rate and magnitude of variations in performance) of the S&P 500 over the next 30 days. The VIX does not represent the actual volatility of the S&P 500. Unlike many indexes, the VIX is not an investable index. The VIX is calculated based on the prices of a constantly changing portfolio of S&P 500 put and call options. VIX Futures Contracts give investors access to tradable S&P 500 volatility by providing a way to take a view on future values of the VIX. The price at which a VIX Futures Contract trades reflects the market’s view of the value of the VIX on the expiration date of the VIX Futures Contract.

In managing the assets of the Fund, the Adviser does not invest the assets of the Fund based on the Adviser’s view of the investment’s merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund expects to remain fully invested at all times in VIX Futures Contracts, Financial Instruments, and Collateral Investments (as defined below) that, in combination, seek to achieve the Fund’s investment objective.

The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to VIX Futures Contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, Volatility Shares, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary’s custodian is U.S. Bank National Association.

Collateral Investments

In addition to its investments in Financial Instruments, the Fund will invest its remaining assets directly in cash, cash-like instruments or high-quality securities (collectively the “Collateral Investments”). The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Fund’s investments in Financial Instruments. In addition, as described below, Collateral Investments are among the types of investments the Fund may make if circumstances require the Fund to invest in Secondary Investments, as described below.

Secondary Investments

The Fund’s ability to invest in VIX Futures Contracts will be limited by the applicable position limits of the Cboe Futures Exchange, Inc. (“CFE”), and the requirement that the size of the Fund’s Subsidiary, which will hold the VIX Futures Contracts, will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. If the Fund is unable to purchase or sell VIX Futures Contracts due to such limitations, the Fund will invest, in the discretion of the Adviser, in other Financial Instruments, ETFs or ETPs with investment objective and strategies similar to those of the Fund, and/or additional Collateral Investments (collectively, “Secondary Investments”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time, and you should review each risk factor carefully.

Derivatives Risk. The Fund may invest in and will have investment exposure to VIX Futures Contracts, and other Financial Instruments, which are types of derivative contracts. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•        VIX Futures Contracts Risk. VIX Futures Contracts are unlike traditional futures and options contracts and are not based on a tradable reference asset. The VIX is not directly investable, and the settlement price of a VIX Futures Contract is based on the calculation that determines the level of the VIX. As a result, the behavior of a VIX Futures Contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling.

Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

The following factors may affect the price and/or liquidity of VIX Futures Contracts: prevailing market prices and forward volatility levels of the U.S. stock markets, the S&P 500, the equity securities included in the S&P 500 and prevailing market prices of options on the S&P 500, the VIX, VIX Futures Contracts, or any other financial instruments related to the S&P 500 and the VIX, or VIX Futures Contracts; interest rates; economic, financial, political, regulatory, geographical, biological or judicial events that affect the current volatility reading of the VIX or the market price or forward volatility of the U.S. stock markets, the equity securities included in the S&P 500, the S&P 500, the VIX, or VIX Futures Contracts; supply and demand as well as hedging activities in the listed and OTC equity derivatives markets; disruptions in trading of the S&P 500, futures contracts on the S&P 500 or options on the S&P 500; and the level of contango or backwardation in the VIX Futures Contracts market. Each of these factors could have a negative impact on the value of the Fund. These factors interrelate in complex ways, and the effect of one factor on the market value of the Fund may offset or enhance the effect of another factor.

•    Options Risk. Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

•        Swap Agreement Risk. The Fund may use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

Volatility Premium Risk. The levels of the Volatility Premium can diminish, dissipate or even reverse: if VIX Futures Contracts experience backwardation rather than contango; if the value of VIX Futures Contracts rise; and during periods when the Fund isn’t primarily invested in VIX Futures Contracts. If these scenarios were to occur, the Fund’s returns and the Fund’s ability to achieve its investment objective may be adversely impacted.

Target Exposure Risk. The Fund will normally seek to be fully invested with respect to its investment in VIX Futures Contracts. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund will reduce its exposure to VIX Futures Contracts on or about such dates. Accordingly, the performance of the Fund may be adversely impacted during such times.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. Investments linked to equity market volatility, including VIX Futures Contracts, can be highly volatile and may experience sudden, large and unexpected losses. The prices of VIX Futures Contracts have historically been highly volatile. The value of the Fund’s investments in VIX Futures Contracts — and therefore the value of an investment in the Fund — could decline significantly and without warning, including to zero. An investor in the Fund could experience substantial losses and even potentially lose the full principal of his or her investment, the risk of which is heightened during periods of high market volatility. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund. The market for VIX Futures Contracts may fluctuate widely based on a variety of factors, including changes in overall market movements, political and economic events and policies, wars, acts of terrorism, natural disasters, changes in interest rates or inflation rates. High volatility may have an adverse impact on the performance of the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Cost of Futures Investment Risk. In accordance with its principal investment strategy, the Fund will regularly buy back a futures contract and sell a futures contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Margin Requirements Risk. The Fund may enter into written agreements with one or more FCMs governing the terms of the Fund’s futures transactions cleared by such FCM. Because futures contracts typically require only a relatively small initial investment, they may involve a high degree of leverage. The Fund must provide margin when it invests in a futures contract. Such margin requirements are subject to change suddenly and without warning at any time during the term of the contract and could be substantial in the event of adverse price movements or volatility. High margin requirements could prevent the Fund from obtaining sufficient exposure to futures contracts and may prevent or have a significant adverse impact on the Fund’s ability to achieve its investment objective. If a margin call is not met within a reasonable time (generally less than one day), an FCM may close out the Fund’s position which may prevent the Fund from achieving its investment objective. If the Fund has insufficient cash to meet daily margin requirements, it may need to sell Financial Instruments at a time when such sales are disadvantageous. An FCM’s failure to return required margin to the Fund on a timely basis may have a negative impact on the Fund’s ability to achieve its investment objective.

Exchanges impose futures contract position limits and accountability levels on the Fund and the Fund may be subject to new or more restrictive position limits or accountability levels in the future. If the Fund reaches a position limit or accountability level or becomes subject to a daily limit, its ability to issue new Creation Units or reinvest in additional commodity futures contracts may be limited to the extent these restrictions limit its ability to establish new futures positions, add to existing positions, or otherwise transact in futures.

Certain of the FCMs utilized by the Fund may impose their own “position limits”, or risk limits, on the Fund. Any such risk limits restrict the amount of exposure to futures contracts that the Fund can obtain through such FCMs. These risk limits may, for example, be imposed as a result of significant and/or rapid increases in the size of the Fund as a result of an increase in creation activity. As a result, the Fund may need to transact through a number of FCMs in order to achieve its investment objective. If enough FCMs are not willing to transact with the Fund, or if the risk limits imposed by such FCMs do not provide sufficient exposure, the Fund may not be able to achieve its investment objective.

Futures markets are highly volatile, and may become more volatile during periods of general market and/or economic volatility, and the use of or exposure to futures contracts may increase volatility of a Fund’s NAV.

VIX Futures Contracts in particular have been subject to periods of sudden and extreme volatility. As a result, margin requirements for VIX Futures Contracts are higher than those for most other types of futures contracts. In addition, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the clearinghouse. Margin requirements are subject to change and may be raised in the future by either or both of the clearinghouse and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to VIX Futures Contracts and may adversely affect the Fund’s ability to achieve its investment objective. An FCM’s failure to return required margin to the Fund on a timely basis may cause the Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.

ETF and ETP Investment Risk. The Fund may invest in ETFs and ETPs. The Fund’s investment in shares of ETFs and/or ETPs subjects it to the risks of owning the securities underlying the ETF or ETP, as well as the same structural risks faced by an investor purchasing shares of the Fund, including, among others, authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF or ETP, the Fund bears its proportionate share of such ETF’s or ETP’s expenses, subjecting Fund shareholders to duplicative expenses. Additionally, ETPs are not registered uder the 1940 Act and trade intra-day on a national securities exchange. ETPs generally reflect the same risks of ETFs, however, since such products are not registered under the 1940 Act, shareholders in such funds are not afforded the protections provided by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements. Finally, while the Fund invests in ETFs and ETPs in furtherance of its investment objective, the investment objectives and strategies of the ETFs or ETPs in which the Fund invests may not always align with those of the Fund, which may adversely impact the Fund’s performance and may cause the Fund not to achieve its investment objective.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

•    U.S. Government Securities. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

•    Money Market Funds. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

•        Corporate Debt Securities. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Commodity Regulatory Risk. The Fund’s use of commodities subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Early Close/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities or Financial Instruments. As a result, the ability to trade certain securities or Financial Instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or Financial Instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Shares are halted, investors may be temporarily unable to trade shares of the Fund.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to VIX Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the futures market, a disruption to the futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, any futures exchange, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the Financial Instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the Financial Instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain Financial Instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from achieving its investment objective.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. Market risk is the risk that a particular security, or Shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Shares and result in increased market volatility. During any such events, the Shares may trade at increased premiums or discounts to their NAV.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is not limited as to the percentage of its assets which may be invested in the securities of any one issuer. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. Furthermore, the Fund may at times limit or suspend entirely the issuance of new Creation Units, which could have the effect of enhancing the premium or discount associated with the Shares.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because VIX Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in VIX Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the Fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website at www.volatilityshares.com.

Calendar Year Total Returns as of 12/31
40%
30%
20%
10%
0%
8.62%
2024

The Fund’s highest quarterly return was 14.19% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was (10.21)% (quarter ended June 30, 2025). The Fund’s year-to-date performance as of the most recent quarter-end (September 30, 2025) was (13.70)%.

Average Annual Total Return as of December 31, 2024
Volatility Premium Plus ETF	1 Year	Since Inception (4/17/23)
Return Before Taxes	8.62%	34.12%
Return After Taxes on Distributions	(2.41)%	25.80%
Return After Taxes on Distributions and Sale of Fund Shares	5.23%	23.08%
S&P 500® VIX Mid-Term Futures Inverse Daily Index (reflects no deduction for fees, expenses or taxes)(1)	7.51%	32.46%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	24.47%

(1)         On or about October 27, 2025, the Fund ceased tracking the S&P 500® VIX Mid-Term Futures Inverse Daily Index. Therefore, the Fund’s performance and historical returns shown for periods prior to October 27, 2025, are not indicative of the performance that the Fund, based on its current investment strategies, would have generated.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•        Charles Lowery — Chief Investment Officer, Volatility Shares

•        Anand Desai — Head of Portfolio Management, Volatility Shares

•        Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day to day management of the Fund.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.volatilityshares.com/zvol.